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                                                                   EXHIBIT 10.13



                             AMENDMENT TO LEASE

     This AMENDMENT TO LEASE made this 25th day of May, 2000, by and between MISSION-TAYLOR PROPERTIES, A CALIFORNIA LIMITED PARTNERSHIP, LESSOR, (FORMERLY KIFER/MENDELL INDUSTRIAL WAY II ASSOCIATES LIMITED PARTNERSHIP, a California Limited Partnership) and BRIAZZ, INC., A WASHINGTON CORPORATION, LESSEE, hereinafter respectively called "Lessor" and "Lessee."

                                  WITNESSETH

1. On June 28, 1996,a Lease was executed by and between Kifer/Mendell Industrial Way II Associates Limited Partnership, A California Limited Partnership, (Currently Mission-Taylor Properties, A California Limited Partnership) Lessor, and Briazz, Inc., a Washington Corporation, Lessee, for those certain premises commonly known and designated as 255 Mendell Street, San Francisco, CA.

2.   The parties do hereby agree to:

     a) Increase the rentable square footage by 500 square feet as Lessee agrees to lease a portion of 275 Mendell Street, San Francisco, CA. The new total square footage commencing July 1, 000 is 7,940 square feet.

     b) Paragraph 39 [initials] is amended with the new monthly rent payable to Lowenberg Corporation as follows:

          The sum of FIVE THOUSAND FIVE HUNDRED FIFTY-NINE AND 00/100 ($5,559.00) commencing on the first day of July, 2000 and continuing on the first day of each and every month thereafter to and including the first day of October 2001.

     c) Paragraphs 6(b), 7, 8, 10 and 15 of Lease dated June 28, 1996 shall be amended to reflect this increase in square footage by increasing Lessee's percentage of occupancy and pro-rate share to 12.27% of all expenses outlined in the paragraphs above.

3.   All other terms and conditions of the above Lease shall remain the same.

     IN WITNESS WHEREOF, the undersigned "Lessor" and "Lessee" has executed these presents the day and year first above mentioned.

LESSOR:                               LESSEE:
MISSION-TAYLOR PROPERTIES,            BRIAZZ, INC.,
A CALIFORNIA LIMITED PARTNERSHIP      A WASHINGTON CORPORATION


By: /s/ William J. Lowenberg          By: /s/ Victor D. Alhadeff
    -------------------------             --------------------------------
    William J. Lowenberg                  Victor Alhadeff